Kurv Equity Option Income ETF
(Ticker: KEO)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

July 31, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 30, 2026 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.kurvinvest.com/etf/KEO. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv Equity Option Income ETF (the “Fund”) seeks to provide current income. A secondary investment objective is to maximize total return.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.99%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.19%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)	“Acquired Fund Fees and Expenses” (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, namely the Underlying Kurv ETFs (as defined herein). Acquired Fund Fees and Expenses are estimated for the Fund’s initial fiscal year.

(3)	The Fund’s adviser has contractually agreed to limit the Fund’s current operating expenses until August 31, 2027, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.20%, of average daily net assets (“Operating Expense Limitation Agreement”). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This Operating Expense Limitation Agreement may be terminated only by the Board of Trustees (the “Board”) of Kurv ETF Trust (the “Trust”) on 60 days’ written notice to the Fund’s adviser, Kurv Investment Management LLC.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (including the effect of the Operating Expenses Limitation Agreement through August 31, 2027). The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 121	$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that is a “fund of funds,” meaning that it primarily invests its assets in the shares of other ETFs, rather than in securities of individual companies.

The Fund invests in ETFs advised by Kurv Investment Management LLC (the “Adviser”), the adviser to the Fund (the “Underlying Kurv ETFs”). Each Underlying Kurv ETF in which the Fund may invest seeks to generate income or total return through an options strategy while also providing exposure to (i) the share price of a particular operating company (ii) the performance of a portfolio of operating companies, (iii) the performance of a particular metal, such as gold or silver, or (iv) the performance of a portfolio of fixed income securities (in each case, an “Underlying Reference Asset”). In selecting the Underlying Reference Assets, including the particular operating companies, to have exposure to, the Adviser applies quantitative and qualitative analysis in determining the appropriate allocations among the Underlying Kurv ETFs. Underlying Kurv ETFs providing exposure to metals will be used primarily for hedging purposes, while Underlying Kurv ETFs providing exposure to fixed income securities will primarily be used for liquidity and cash management purposes. Because of the options strategies employed an Underlying Kurv ETF, an Underlying Kurv ETF participates partially in potential investment gains associated with its Underlying Reference Asset. In addition, from time to time, the Fund may invest directly in the securities and financial instruments in which one or more Underlying Kurv ETFs invests.

Derivatives are primarily used as substitutes for the Underlying Reference Asset because they are expected to produce returns that are substantially similar to those of the Underlying Reference Asset. Derivatives used by the Underlying Kurv ETFs are expected to produce a significant portion of an Underlying Kurv ETF’s returns. The Underlying Kurv ETFs do not invest more than 25% of its assets in over-the-counter derivative contracts with any one counterparty. However, some Underlying Kurv ETFs may invest directly in the Underlying Reference Asset.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities as well as ETFs on such instruments and options on such ETFs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETFs primarily investing in preferred securities. The Underlying Kurv ETFs may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The Underlying Kurv ETFs primarily use option contracts on the Underlying Reference Asset, including FLEX options, to gain exposure to the Underlying Reference Asset. The value of option contracts on the Underlying Reference Asset should closely track changes in the Underlying Reference Asset’s prices.

The Underlying Kurv ETFs may gain long exposure via purchasing shares of the Underlying Reference Asset or creating a synthetic long position. To achieve a synthetic long exposure, the Underlying Kurv ETFs may gain exposure through buying call options of the Underlying Reference Asset and, simultaneously, sells put options of the Underlying Reference Asset with the same expiries and strike prices to try to replicate the price movements of the Underlying Reference Asset. The combination of the long call options and sold put options seek to provide the Underlying Kurv ETFs with investment exposure to the Underlying Reference Asset for the duration of the application option exposure. The synthetic long position to the Underlying Reference Asset will not exceed 200% of net asset value.

The Underlying Kurv ETFs may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Underlying Kurv ETF’s prospectuses or Statements of Additional Information.

As part of each Underlying Kurv ETF’ strategy, the Underlying Kurv ETFs may employ various option strategies to generate income and/or to preserve capital. Example of strategies are:

Covered Call Writing

As part of its strategy, each Underlying Kurv ETF may write (sell) call option contracts on the Underlying Reference Asset to generate income. If an Underlying Kurv ETF gains long exposure synthetically, since it does not directly own shares, these written call options will be sold short (i.e., selling a position it does not currently own). The Underlying Kurv ETFs will seek to participate in the share price appreciation of the Underlying Reference Asset, if any. However, due to the nature of covered call strategies, an Underlying Kurv ETFs’ participation may be subject to a cap (as described below). In this strategy, the call options written (sold) by an Underlying Kurv ETF will generally have 1- month or less expiration dates (the “Call Period”) and generally have a strike price that is approximately 0%-15% above the then-current share price of the Underlying Reference Asset.

Any amount of covered call writing above the and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of the Underlying Reference Asset’s call option contracts will limit an Underlying Kurv ETF’s participation in the appreciation in the Underlying Reference Asset’s price. If the price of the Underlying Reference Asset increases, the above-referenced synthetic and/or holding the Underlying Reference Asset directly would allow the Underlying Kurv ETF to experience similar percentage gains. However, if the Underlying Reference Asset’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Underlying Kurv ETF will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Underlying Kurv ETF’s synthetic and long Underlying Reference Asset exposure. As a result, an Underlying Kurv ETF’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the Underlying Reference Asset and the sold (short) the Underlying Reference Asset’s call positions) will limit the Underlying Kurv ETF’s participation in gains in the Underlying Reference Asset’s price beyond a certain point.

When an Underlying Kurv ETF engages in covered call writing with respect to a security, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the security on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the security, however, an Underlying Kurv ETF may write call options for an amount in excess of the value of a security position in the Underlying Kurv ETF’s portfolio.

Uncovered Call and/or Put Writing

The Underlying Kurv ETFs may also write (i.e., sell) uncovered call options on securities or instruments in which they may invest but that are not currently held by the Underlying Kurv ETF. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the Underlying Reference Asset. When writing uncovered call options, an Underlying Kurv ETF must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Underlying Kurv ETF’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no Underlying Reference Asset held by the Underlying Kurv ETF that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, an Underlying Kurv ETF must purchase the Underlying Reference Asset to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Underlying Kurv ETFs will lose the difference.

The Underlying Kurv ETFs also may write (i.e., sell) uncovered put options on securities or instruments in which they may invest but with respect to which the Underlying Kurv ETF does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. An Underlying Kurv ETF has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Underlying Kurv ETF will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The Underlying Kurv ETFs may write (sell) call or put spreads instead of than stand-alone call option contracts to seek increased participation in the potential appreciation of the Underlying Reference Asset’s share price, while still generating net premium income. In a call option spread, an Underlying Kurv ETF may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, an Underlying Kurv ETF may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The Underlying Kurv ETFs may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from of the Underlying Reference Asset’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, an Underlying Kurv ETF may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The Underlying Kurv ETFs may purchase out-of-the-money protective put options to seek to limit loss from its Underlying Reference Asset share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The Underlying Kurv ETFs may purchase call options to seek to gain price appreciation from the Underlying Reference Asset’s share price. The cost of the purchase may reduce the income generated in the portfolio.

The Underlying Kurv ETFs intend to utilize traditional exchange-traded options contracts and/or Flexible Exchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Underlying Kurv ETFs generally utilize European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking the Underlying Reference Asset may be purchased with a fraction of the assets that would be needed to purchase the securities directly for the equivalent amount of exposure, the remainder of an Underlying Kurv ETF’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the Underlying Kurv ETF with a view toward enhancing the Underlying Kurv ETF’s total return.

The Underlying Kurv ETFs primarily invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The Underlying Kurv ETFs may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The Underlying Kurv ETFs may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives, may be invested in Fixed Income Instruments and Preferred Securities Instruments. The Underlying Kurv ETFs may also enter into reverse repurchase agreements. An Underlying Kurv ETF may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The Underlying Kurv ETFs may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Underlying Kurv ETFs may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. An Underlying Kurv ETFs may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

With respect to an Underlying Kurv ETF’s fixed income investments, the Underlying Kurv ETF may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Additionally, with respect to such investments, an Underlying Kurv ETFs may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to an Underlying Kurv ETF’s fixed income investments, the Underlying Kurv ETF may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to an Underlying Kurv ETF’s fixed income investments, the Underlying Kurv ETF will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. An Underlying Kurv ETF may also invest up to 15% of its total assets in Preferred Securities Instruments.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities or derivatives on equity securities, or in Underlying Kurv ETFs that invest in equity securities or derivatives on equity securities. For the purposes of complying with its 80% investment policy, the Fund will use the notional value of the derivatives it holds or look through to the notional value held by the Underlying Kurv ETFs.

The Fund is classified as “non-diversified” under the 1940 Act.

None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation to you as to the performance of any Underlying Reference Asset.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH ANY UNDERLYING ISSUER(S).

See “Additional Information About the Fund” below for a more detailed description of the synthetic covered call strategy.

Principal Risks Of Investing In The Fund

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Underlying Kurv ETF Risks. The Fund will invest its assets in the Underlying Kurv ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Kurv ETFs . The Fund’s NAV will change with changes in the value of the Underlying Kurv ETFs . An investment in the Fund entails more costs and expenses than the combined costs and expenses of direct investments in the Underlying Kurv ETFs . Each Underlying Kurv ETF is subject to the principal risks outlined for the Fund (including ETF Risks), along with the additional risks listed below. To the extent the Fund invests directly in the securities and financial instruments in which one or more Underlying Kurv ETFs invests, it would also be subject to these risks directly.

●	Underlying Reference Asset Risk. Each Underlying Kurv ETF invests in options contracts that are based on the value of its Underlying Reference Asset, which may be a security, an index, or a portfolio of securities. As a result, each Underlying Kurv ETF is subject to certain of the same risks as if it held the Underlying Reference Asset (or, as applicable, the securities comprising such portfolio or index), even though it does not. As a result, each Underlying Kurv ETF is subject to the risks associated with the industry of the corresponding Underlying Issuer. Certain Underlying Kurv ETFs may invest directly in the Underlying Reference Asset.

●	Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Each Underlying Kurv ETF’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or Underlying Kurv ETF’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The Underlying Kurv ETFs investment strategies are primarily options-based, but swaps may also be utilized. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the reference asset has a dramatic move that causes a material decline in the Underlying Kurv ETF’s net assets, the terms of a swap agreement between the Underlying Kurv ETF and its counterparty may permit the counterparty to immediately close out the swap transaction with the Underlying Kurv ETF. This could prevent Underlying Kurv ETF from achieving its investment objective, which could result in losses for the Fund.

●	Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. An Underlying Kurv ETF may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the Underlying Reference Asset. If an Underlying Kurv ETF is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Reference Asset. Ownership of options involves the payment of premiums, which may adversely affect an Underlying Kurv ETF’s performance. To the extent that an Underlying Kurv ETF invests in over-the-counter options, the Underlying Kurv ETF may be exposed to counterparty risk.

●	FLEX Options Risk. The Underlying Kurv ETFs may use FLEX Options issued and guaranteed for settlement by the OCC. An Underlying Kurv ETF bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying Kurv ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, an Underlying Kurv ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying Kurv ETF at prices that reflect the market price of the Shares, the Underlying Kurv ETF’s NAV and, in turn the share price of the Underlying Kurv ETF, could be negatively impacted. The FLEX Options utilized by the Underlying Kurv ETFs are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Reference Asset. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Underlying Reference Asset’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by an Underlying Kurv ETF will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Underlying Reference Asset’s share price, changes in interest rates and the remaining time to until the FLEX Options expire.

●	Call Risk. An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that an Underlying Kurv ETF has invested in, the Underlying Kurv ETF may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

●	Call Writing Strategies Risks. The continuous application of an Underlying Kurv ETF’s call writing strategy impacts its ability to participate in the positive performance of its Underlying Reference Asset, which in turn affects each Underlying Kurv ETF’s returns both during the term of the sold call options and over longer time frames. An Underlying Kurv ETF’s participation in its Underlying Reference Asset’s positive performance and its own returns will depend not only on the Underlying Reference Asset’s value but also on the path the Underlying Reference Asset’s value takes over time, illustrating that certain value trajectories of the Underlying Reference Asset could lead to suboptimal outcomes for the Underlying Kurv ETF.

●	Single Issuer Risk. Each Underlying Kurv ETF, focusing on an individual security or asset (Underlying Reference Asset), may experience more volatility compared to traditional pooled investments or the market generally due to issuer-specific attributes. Its performance may deviate from that of diversified investments or the overall market, making it potentially more susceptible to the specific performance and risks associated with the Underlying Reference Asset.

●	Concentration Risk. Each Underlying Kurv ETF concentrates its investments in the same sector, industry or group of related industries as that of its Underlying Reference Asset. To the extent that an Underlying Kurv ETF concentrates in a particular sector, industry or group of related industries, it will be subject to the risk that economic, political, or other conditions that have a negative effect on such sector, industry or group of related industries will negatively impact it to a greater extent than if its assets were invested in a wider variety of industries.

●	Credit Risk. The risk that an Underlying Kurv ETF could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect an Underlying Kurv ETF’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

●	Emerging Markets Risk. The risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

●	Equity Risk. The risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

●	Foreign (Non-U.S.) Investment Risk. The risk that investing in foreign (non-U.S.) securities may result in an Underlying Kurv ETF experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	High Yield Risk. The risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

●	Liquidity Risk. Some securities held by the Underlying Kurv ETFs , including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Underlying Kurv ETFs as each will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If an Underlying Kurv ETF is forced to sell an illiquid security at an unfavorable time or price, the Underlying Kurv ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Underlying Kurv ETF from limiting losses, realizing gains or achieving a high correlation with the Underlying Reference Asset. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Underlying Kurv ETFs.

●	Interest Rate Risk. The risk that fixed income securities will fluctuate in value because of a change in interest rates; an Underlying Kurv ETF with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

●	Leveraging Risk. The risk that certain transactions of an Underlying Kurv ETF, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Underlying Kurv ETF to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

●	Mortgage-Related and Other Asset-Backed Securities Risk. The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Underlying Kurv ETFs may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Underlying Kurv ETF’s guidelines), which generally carry higher levels of the foregoing risks.

●	Short Exposure Risk. The risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to an Underlying Kurv ETF.

●	Sovereign Debt Risk. The risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

●	Tax Risk. Each Underlying Kurv ETF aims to qualify as a Regulated Investment Company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) to avoid U.S. federal income tax on distributed net investment income and net capital gain, provided certain conditions are met. Failure to meet the RIC criteria, especially if the value of held options exceeds 25% of the total ETF assets at the end of a tax quarter, could subject an Underlying Kurv ETF’s income to taxation at both the fund and shareholder levels, though there’s a grace period to rectify such non-compliance; each Underlying Kurv ETF employs a synthetic strategy, maintaining a treasury securities portfolio to aid in meeting diversification requirements.

Risks of Investing in Other Investment Companies. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Exchange-Traded Fund (ETF) Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk. In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	Trading Issues. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	Absence of Active Trading Market Risk. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Technology Sector Risk. The Fund will, via its investments in the Underlying Kurv ETFs, have exposure to the Underlying Reference Assets, several of which are companies in (or reliant upon) the technology sector, and therefore the performance of the Underlying Kurv ETFs (and the Fund) could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of a Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Precious and Industrial Metals Risk. The performance of certain Underling Kurv ETFs in part is linked to the performance of certain precious and industrial metals, including gold, silver and copper. Investments in metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal, environmental or labor costs, political, legal, financial, accounting and tax matters and other events that the Underlying Kurv ETF cannot control. In addition, changes in international monetary policies or economic and political conditions can affect the supply of metals, and consequently the value of metal investments. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. Consequently, the price of a metal held by the Fund could decline, which would adversely affect the Underlying Kurv ETF’s performance.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Management Risk. The risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk. The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

New Fund Risk.  The risk that a new fund’s performance may not represent how the Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk. The Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Small Fund Risk.  The risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Performance:

Because the Fund has not yet launched, the performance section is omitted. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.kurvinvest.com.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since inception July 2026) serves as portfolio manager for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.